Filed Pursuant to 497(a)

File No. 333-202672

Rule 482ad

TICC Capital Corp. Announces Offering of Notes

GREENWICH, CT – 4/3/2017 – TICC Capital Corp. (NasdaqGS: TICC) (the “Company”) announced the commencement of a registered public offering of Notes (the “Notes”).

The Notes are expected to be listed on the NASDAQ Global Select Market and to trade thereon within 30 days of the original issue date.

The Company expects to use the net proceeds from this offering to repay or repurchase a portion of the outstanding indebtedness under its 7.50% convertible notes due 2017, which currently amounts to approximately $94.5 million plus accrued interest.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), BB&T Capital Markets, Compass Point and William Blair are acting as joint book-running managers. Maxim Group LLC and National Securities Corporation, a wholly owned subsidiary of National Holdings, Inc. (NASDAQ:NHLD), are acting as lead managers.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from any of the following investment banks: Ladenburg Thalmann, Attn: Syndicate Department, 277 Park Ave, 26th floor, New York, NY 10172, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); BB&T Capital Markets at 901 East Byrd Street, 3rd Floor, Richmond, VA 23219 Attn: Syndicate Dept. or via email request: prospectusrequests@bbandtcm.com; Compass Point Research & Trading, LLC 1055 Thomas Jefferson Street NW, Suite 303 Washington, D.C. 20007, or email at syndicate@compasspointllc.com; or William Blair & Company, L.L.C., Attention: Prospectus Department, 222 West Adams Street, Chicago, IL 60606, or by telephone at 1-800-621-0687 or email at prospectus@williamblair.com. The preliminary prospectus supplement, dated April 3, 2017, and accompanying prospectus, dated January 13, 2017, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

About TICC Capital Corp.

TICC Capital Corp. is a publicly-traded business development company principally engaged in providing capital to established businesses, investing in syndicated bank loans and purchasing debt and equity tranches of collateralized loan obligation vehicles.

Forward Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the Company’s securities offering and the anticipated use of the net proceeds of the offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, except as may be required by law.

Contact:

Bruce Rubin

203-983-5280